March 5, 2018

SPIRIT OF AMERICA INVESTMENT FUND, INC.

Spirit of America Real Estate Income and Growth Fund

Class A Shares — TICKER: SOAAX

Class C Shares — TICKER: SACRX

Spirit of America Large Cap Value Fund

Class A Shares — TICKER: SOAVX

Class C Shares — TICKER: SACVX

Spirit of America Municipal Tax Free Bond Fund

Class A Shares — TICKER: SOAMX

Class C Shares — TICKER: SACFX

Spirit of America Income Fund

Class A Shares — TICKER: SOAIX

Class C Shares — TICKER: SACTX

Spirit of America Income & Opportunity Fund

Class A Shares — TICKER: SOAOX

Class C Shares — TICKER: SACOX

Each a Series of Spirit of America Investment Fund, Inc.

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, Each Dated May 1, 2017

Effective June 5, 2018, the front-end sales charge you pay for Class A Shares of the Funds based upon the dollar amount invested is changed as detailed in the tables below. Each Fund’s Summary Prospectus is herein updated to reflect that you may qualify for sales charge discounts if you invest at least $250,000 in the Funds. Accordingly, the sub-sections titled “Class A Shares” and “Sale of Class A Shares” found in the section “Distribution Arrangements” on pages 61 and 62 of the Funds’ Prospectus is replaced with the information detailed below.

Class A Shares.

The offering price for Class A Shares of the Funds includes a front-end sales charge. The maximum sales charge is 5.25% (4.75% in the case of the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund) of the offering price (5.54% or 4.99%, respectively, of the net amount invested) and is reduced on investments of $250,000 or more in any Spirit of America Investment Fund included in this Prospectus. Certain purchases of Class A Shares of the Funds qualify for reduced front-end sales charges, as discussed below.

Sale of Class A Shares.

The sales charge you pay for Class A Shares of the Funds depends on the dollar amount invested, as shown in the tables below.

Real Estate Fund and Value Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $250,000	5.25%	5.54%
$250,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Municipal Tax Free Bond Fund, Income Fund and Opportunity Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $250,000	4.75%	4.99%
$250,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Further Information

For further information, please contact the Funds at 1-516-390-5565 or the Transfer Agent at 1-800-452-4892. You may also obtain additional copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds at 1-516-390-5565, by sending an e-mail request to info@soafunds.com or by visiting the Funds’ website at www.SOAFunds.com.